Exhibit (13)(b)

                              AMENDMENT TO TRANSFER
                                AGENCY AGREEMENT
                                ----------------



         In accordance with paragraph 8 of Article XIII of the Transfer Agency Agreements between Dreyfus Transfer, Inc. ("DTI") and each of the investment companies listed in Exhibit A attached hereto (each a "Fund"), Article XI of such Agreements is hereby amended as follows:

         The requirement that DTI provide a Fund with prior written notice of a fee increase is deleted.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers, effective as of the 6th day of March 2001.


                                                 DREYFUS TRANSFER, INC.



                                            By: /s/ Steven F. Newman
                                                -------------------------------
                                            Title: Vice President and Secretary

WITNESS:


/s/ Doreen Plante
-------------------------------
    Doreen Plante

                                                 EACH OF THE FUNDS
                                                 LISTED ON EXHIBIT A



                                           By:    /s/ Steven F. Newman
                                                  ------------------------------
                                           Title: Secretary/Assistant Secretary


WITNESS:



/s/ Doreen Plante
-------------------------------
    Doreen Plante

                                    EXHIBIT A
                                    ---------

FUND
----

DREYFUS A BONDS PLUS, INC.
DREYFUS APPRECIATION FUND, INC.
DREYFUS BALANCED FUND, INC.
DREYFUS BASIC GNMA FUND
DREYFUS BASIC MONEY MARKET FUND, INC.
DREYFUS BASIC MUNICIPAL FUND, INC.
     DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
     DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
     DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
     DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS  CONNECTICUT   INTERMEDIATE  MUNICIPAL  BOND  FUND
DREYFUS  CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS FLORIDA  INTERMEDIATE  MUNICIPAL BOND FUND
DREYFUS FLORIDA  MUNICIPAL MONEY MARKET FUND
THE DREYFUS FUND  INCORPORATED
DREYFUS GLOBAL GROWTH FUND
DREYFUS GNMA FUND, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
     DREYFUS GOVERNMENT CASH MANAGEMENT
     DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
DREYFUS GROWTH AND INCOME FUND, INC.
DREYFUS GROWTH OPPORTUNITY FUND, INC.
DREYFUS GROWTH AND VALUE FUNDS, INC.

FUND
----

     DREYFUS  AGGRESSIVE  GROWTH  FUND
     DREYFUS  AGGRESSIVE  VALUE FUND
     DREYFUS EMERGING  LEADERS  FUND
     DREYFUS  INTERNATIONAL  VALUE FUND
     DREYFUS  LARGE COMPANY  VALUE FUND
     DREYFUS  MIDCAP VALUE FUND
     DREYFUS  SMALL COMPANY VALUE FUND
     DREYFUS PREMIER FUTURE LEADERS FUND
     DREYFUS PREMIER  TECHNOLOGY GROWTH FUND
     (FORMERLY, DREYFUS TECHNOLOGY GROWTH FUND)
DREYFUS HIGH YIELD STRATEGIES FUND
DREYFUS INDEX FUNDS, INC.
     DREYFUS INTERNATIONAL STOCK INDEX FUND
     DREYFUS S&P 500 INDEX FUND
     DREYFUS SMALL CAP STOCK INDEX FUND
DREYFUS INSTITUTIONAL MONEY MARKET FUND
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
     DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND
     DREYFUS INSTITUTIONAL PREFERRED PLUS MONEY MARKET FUND
DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
DREYFUS INSURED MUNICIPAL BOND FUND, INC.
DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.
DREYFUS INTERNATIONAL FUNDS, INC.
     DREYFUS EMERGING MARKETS FUND
     DREYFUS INTERNATIONAL GROWTH FUND
DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
     DREYFUS INTERMEDIATE TERM INCOME FUND
     DREYFUS SHORT-TERM INCOME FUND
DREYFUS INVESTMENT PORTFOLIOS
     CORE BOND PORTFOLIO
     CORE VALUE PORTFOLIO

FUND
----

     EMERGING LEADERS PORTFOLIO
     EMERGING MARKETS PORTFOLIO
     EUROPEAN EQUITY PORTFOLIO
     FOUNDERS DISCOVERY PORTFOLIO
     FOUNDERS GROWTH PORTFOLIO
     FOUNDERS INTERNATIONAL EQUITY PORTFOLIO
     FOUNDERS PASSPORT PORTFOLIO
     JAPAN PORTFOLIO
     MIDCAP STOCK PORTFOLIO
     TECHNOLOGY GROWTH PORTFOLIO
THE DREYFUS/LAUREL FUNDS, INC.
     DREYFUS BASIC S&P 500 STOCK INDEX FUND
     (FORMERLY, DREYFUS INSTITUTIONAL S&P 500 STOCK INDEX FUND) DREYFUS BOND MARKET INDEX FUND
     DREYFUS  DISCIPLINED  INTERMEDIATE  BOND FUND
     DREYFUS DISCIPLINED  SMALLCAP  STOCK FUND
     DREYFUS  DISCIPLINED  STOCK FUND
     DREYFUS INSTITUTIONAL  GOVERNMENT  MONEY  MARKET FUND
     DREYFUS  INSTITUTIONAL  PRIME MONEY MARKET FUND
     DREYFUS  INSTITUTIONAL  U.S.  TREASURY  MONEY MARKET FUND
     DREYFUS MONEY MARKET RESERVES
     DREYFUS  MUNICIPAL  RESERVES
     DREYFUS PREMIER BALANCED FUND
     DREYFUS PREMIER LARGE COMPANY STOCK FUND
     (FORMERLY,  DREYFUS DISCIPLINED EQUITY INCOME FUND)
     DREYFUS PREMIER LIMITED TERM INCOME FUND
     DREYFUS PREMIER MIDCAP STOCK FUND
     (FORMERLY, DREYFUS DISCIPLINED MIDCAP STOCK FUND)
     DREYFUS PREMIER SMALL CAP VALUE FUND
     DREYFUS PREMIER SMALL COMPANY STOCK FUND
     DREYFUS PREMIER TAX MANAGED GROWTH FUND

FUND
----

     DREYFUS TAX-SMART GROWTH FUND
     DREYFUS U.S. TREASURY RESERVES
THE DREYFUS/LAUREL FUNDS TRUST
     DREYFUS PREMIER CORE VALUE FUND (FORMERLY, DREYFUS CORE VALUE FUND) DREYFUS PREMIER MANAGED INCOME FUND
     DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND
THE  DREYFUS/LAUREL  TAX-FREE MUNICIPAL FUNDS
     DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
     DREYFUS BASIC  MASSACHUSETTS  MUNICIPAL MONEY MARKET FUND
     DREYFUS BASIC NEW YORK MUNICIPAL  MONEY MARKET FUND
     DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
     DREYFUS  PREMIER LIMITED TERM MUNICIPAL FUND
DREYFUS LIFETIME PORTFOLIOS, INC.
DREYFUS LIQUID ASSETS, INC.
DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
DREYFUS MIDCAP INDEX FUND
(INCORPORATED AS PEOPLES S&P MIDCAP INDEX FUND, INC.)
DREYFUS MONEY MARKET INSTRUMENTS, INC.
DREYFUS MUNICIPAL BOND FUND, INC.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS NEW LEADERS FUND, INC.
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
DREYFUS NEW YORK TAX EXEMPT  INTERMEDIATE  BOND FUND

FUND
----

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
DREYFUS PENNSYLVANIA  INTERMEDIATE MUNICIPAL  BOND FUND
DREYFUS  PENNSYLVANIA  MUNICIPAL  MONEY MARKET FUND
DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
DREYFUS PREMIER EQUITY FUNDS, INC.
     DREYFUS PREMIER AGGRESSIVE GROWTH FUND
     DREYFUS PREMIER EMERGING MARKETS FUND
     DREYFUS PREMIER GROWTH AND INCOME FUND
DREYFUS PREMIER FIXED INCOME FUNDS
(FORMERLY, DREYFUS DEBT AND EQUITY FUNDS)
     DREYFUS PREMIER CORE BOND FUND
     (FORMERLY, DREYFUS CORE BOND FUND)
     DREYFUS PREMIER HIGH YIELD SECURITIES FUND
     (FORMERLY, DREYFUS HIGH YIELD SECURITIES FUND)
     DREYFUS PREMIER STRATEGIC INCOME FUND
DREYFUS PREMIER GNMA FUND
DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
     DREYFUS PREMIER EUROPEAN EQUITY FUND
     DREYFUS PREMIER GREATER CHINA FUND
     DREYFUS PREMIER JAPAN FUND
     DREYFUS PREMIER INTERNATIONAL GROWTH FUND
DREYFUS PREMIER MUNICIPAL BOND FUND
DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
DREYFUS PREMIER OPPORTUNITY FUNDS
     DREYFUS PREMIER MICRO-CAP GROWTH FUND
     DREYFUS PREMIER NEXTECH FUND
DREYFUS PREMIER STATE MUNICIPAL BOND FUND
THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
DREYFUS PREMIER VALUE EQUITY FUNDS
     DREYFUS PREMIER INTERNATIONAL VALUE FUND
     DREYFUS PREMIER VALUE FUND

FUND
----

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
DREYFUS STOCK INDEX FUND
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT
DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
(FORMERLY, DREYFUS 100% U.S. TREASURY INTERMEDIATE TERM FUND)
DREYFUS U.S. TREASURY LONG TERM FUND
(FORMERLY, DREYFUS 100% U.S. TREASURY LONG TERM FUND)
DREYFUS VARIABLE INVESTMENT FUND
     APPRECIATION PORTFOLIO
     BALANCED PORTFOLIO
     DISCIPLINED STOCK PORTFOLIO
     GROWTH AND INCOME PORTFOLIO
     INTERNATIONAL EQUITY PORTFOLIO
     INTERNATIONAL VALUE PORTFOLIO
     LIMITED TERM HIGH INCOME PORTFOLIO
     MONEY MARKET PORTFOLIO
     QUALITY BOND PORTFOLIO
     SMALL CAP PORTFOLIO
     SMALL COMPANY STOCK PORTFOLIO
     SPECIAL VALUE PORTFOLIO
DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
(CLASS A AND B)

FUND
----

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.
     GENERAL GOVERNMENT SECURITIES MONEY MARKET FUND
     (CLASS A AND B)
     GENERAL TREASURY PRIME MONEY MARKET FUND
     (CLASS A AND B)
     GENERAL TREASURY PRIME MONEY MARKET FUND
     (CLASS X)
GENERAL MONEY MARKET FUND, INC. (CLASS A AND B)
GENERAL MONEY MARKET FUND, INC. (CLASS X)
GENERAL MUNICIPAL BOND FUND, INC.
GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.
     GENERAL MUNICIPAL MONEY MARKET FUND (CLASS A AND B)
     GENERAL MUNICIPAL MONEY MARKET FUND (CLASS X)
GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND
(CLASS A AND B)
MPAM FUNDS TRUST
     MPAM BALANCED FUND
     MPAM BOND FUND
     MPAM EMERGING MARKETS FUND
     MPAM INCOME STOCK FUND
     MPAM INTERMEDIATE BOND FUND
     MPAM INTERNATIONAL FUND
     MPAM LARGE CAP STOCK FUND
     MPAM MID CAP STOCK FUND
     MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
     MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND
     MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
     MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND
     MPAM SMALL CAP STOCK FUND